UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant  ☒ Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12
Medidata Solutions, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

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The following form communication was circulated to the Medidata Solutions, Inc. sales team on June 12, 2019 for use with customers:

Email Subject line:
Medidata to Join Forces with Dassault Systèmes, Creating the First End-to-End Scientific and Business Platform for Life Sciences

Dear [FIRST NAME],

I am delighted to share some very exciting news. Today, Medidata announced an agreement to be acquired by Dassault Systèmes, to create the first truly end-to-end scientific and business platform for life sciences. You can read the announcement here [link to joint press release]. Completion of the transaction is subject to certain regulatory approvals, among others.

Fueled by a common vision to build sustainable innovation capable of improving people’s lives, Dassault Systèmes and Medidata are fully committed to enabling our customers and partners to bring the right treatment, to the right patient, at the right time. Together, we are several steps closer to achieving our vision for precision medicine, personalized health, and patient-centric experiences.

You will have an unprecedented ability to power your digital transformation with a single platform for drug discovery, pre-clinical, clinical development, manufacturing, regulatory submission and commercialization. Our future combined capabilities offer an unparalleled suite of platform-empowered capabilities including collaboration, modeling, simulation, lifecycle management, financial operations, quality assurance, business intelligence and artificial intelligence.

We will be focused on coming together seamlessly, ensuring our respective and common customers and partners realize the full benefit of their investment to date and gain even more value as we will move forward together. You will be able to design and navigate your entire therapeutic lifecycle with one trusted partner.

Operationally, your day-to-day engagement with Medidata will remain the same. Your senior Medidata team, account teams and our collective commitment to deliver high-quality service will remain unchanged.

If you have any questions about this news, please do not hesitate to contact me.

Best,

[MEDIDATA ACCOUNT MANAGER]

Important Additional Information and Where to Find It
In connection with the proposed merger, Medidata Solutions, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or at the Company’s website (https://investors.medidata.com) or by writing to the Corporate Secretary at 350 Hudson Street, 9th Floor, New York, New York 10014.

Participants in the Merger Solicitation
This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 18, 2019, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 1, 2019. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.medidata.com.
Cautionary Statement Regarding Forward-Looking Statements
This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) risks related to diverting management’s attention from the Company’s ongoing business operations; (11) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all which may affect the Company’s business and the price of the common stock of the Company; and (12) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: possible fluctuations in our financial and operating results; our customer concentration; our ability to retain and expand our customer base or increase new business from those customers; our ability to continue to release, and gain customer acceptance of, new and improved versions of our products; the impacts of security breaches and data loss and our vulnerability to technology infrastructure failures; and integration activities, performance and financial impact of acquired companies. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.